Exhibit 10.57

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS	1. REQUISITION NUMBER
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30	ATRG-72230-05-0001

2. CONTRACT NO.	3. AWARD/EFFECTIVE DATE	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
AFR-RHG-05-C-001	10/01/2004	AFR-RHG-04-0-0002	09/02/2004

7. FOR SOLICITATION INFORMATION CALL:	a. NAME HENRY CHATMAN	b. TELEPHONE NUMBER (No collect calls)	8. OFFER DUE DATE/LOCAL TIME LT

9. ISSUED BY Armed Forces Retirement Home-GFT Building #? 1800 Beach Drive Atten: Henry Chatman Gulfport MS 39507-1597	CODE AFR-OPT-HCHA	10. THIS ACQUISITION IS ☒ UNRESTRICTED ☐ SET ASIDE: [ILLEGIBLE] ☐ SMALL BUSINESS ☐ HUBZONE SMALL BUSINESS ☐ 8(A) [ILLEGIBLE] 561612 [ILLEGIBLE] STANDARD: $10.5	11. DELIVERY [ILLEGIBLE] FOR DESTINATION UNLESS BLOCK IS MARKED ☒ SEE SCHEDULE	12. DISCOUNT TERMS N/30 PROMPT PAY
☒ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
13b. RATING A7
14. METHOD OF SOLICITATION
☐ RFQ	☐ IFB	☒ [ILLEGIBLE]

15. DELIVER TO	CODE	16. ADMINISTERED BY	CODE	BPD
AFR-GFT-RS	AFR-GFT-RS	Bureau of the Public Debt
BLDG #1	Division of Procurement
1800 BEACH DRIVE	200 Third Street
GULFPORT MS 39507-1597	UNB 4th Floor
Parkersburg NV 26101

17a.	CONTRACTOR/ OFFEROR	CODE 175357572	FACILITY CODE	18a. PAYMENT WILL BE MADE BY	CODE ARC/ASD/AOB
PARAGON SYSTEMS INC 3317 TRIANA BLVD HUNTSVILLE AL 35805-46?3	ARC/ASD/AOB 200 3RD ST UNB - 6TH FLOOR PO BOX 1328 PARKERSBURG NV 26106-132?
TELEPHONE NO
☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW
First Commercial Bank	☒ CHECKED. ☐ SEE ABENDUM
19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

The contractor shall provide all resources (management, manpower, materials, equipment, travel, training, and facilities) necessary to furnish the services and deliver the documentation described in the Performance Work Statement and the Contract Line Item Number (CLIN) below, except as may be expressly stated in this contract as furnished by the Government.

Verbal proceed for start-up/transistion costs was issued by Contracting Officer prior to effective

(Use Reverse and/or Attach Additional Sheets as Necessary)
25. ACCOUNTING AND APPROPRIATION DATA	26. TOTAL AWARD AMOUNT (For Govt. Use Only)
See schedule	*

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4 FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA	☐ ARE	☐ ARE NOT ATTACHED
☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4, FAR 52.212-5 IS ATTACHED. ADDENDA	☐ ARE	☐ ARE NOT ATTACHED

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN    1
COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

29. AWARD OF CONTRACT: REF. OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5) INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR	31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
/s/ Charles Keathley	/s/ Kathy Spainhower

30b. NAME AND TITLE OF SIGNER (Type or Print)	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER (Type or print)	31c. DATE SIGNED
CHARLES KEATHLEY PRES	10/1/2004	KATHY SPAINHOWER	10/01/2004

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 1449 (REV. 4/2002) Prescribed by GSA-FAR [ILLEGBILE]
PREVIOUS EDITION IS NOT USABLE

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

19 ITEM NO	20 SCHEDULE OF SUPPLIES/SERVICES	21 QUANTITY	22 UNIT	23 UNIT PRICE	24 AMOUNT

date of contract.
Delivery:  01/31/2005
Accounting Info:
AFR8522TFXXXX-2005-610001-AFR7223000-2524-00000000-XXX-XX-XXXXXXXXX-XXXXXXXXX-XXXXXXXXX
FOB:  Destination
Period of Performance:  10/01/2004 to 01/31/2009

0001

BASE YEAR:  The contractor shall provide unarmed security guard services at the main AFRH-G gate in accordance the Performance Work Statement on Sunday through Saturday, 24 hours per day, seven days per week (24/7).  Security guards shall be briefed prior to assuming their shift duties.  The period of performance for the base period is 10/01/2004 to 01/31/2005.
Obligated Amount:  *

*

THIS IS A FIRM-FIXED PRICE LINE ITEM

0002

BASE YEAR:  The contractor shall provide unarmed security guard services at AFRH-G for outside roving patrol in accordance with the Performance Work Statement for 1st shift (0800-1600 local time), Sunday through Saturday.  Security guards shall be briefed prior to assuming their shift duties.  The period of performance for the base period is 10/01/2004 to 01/31/2005.
Obligated Amount:  *

*

32a. QUANTITY IN COLUMN 21 HAS BEEN
ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS
☐ RECEIVED	☐ INSPECTED	☐ NOTED:

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE		32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE			32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT		37. CHECK NUMBER

☐ PARTIAL	☐ FINAL		☐ COMPLETE	☐ PARTIAL	☐ FINAL

38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER		41c. DATE	42a. RECEIVED BY (Print)

42b. RECEIVED AT (Location)

			42c. DATE REC’D (YY/MM/DD)		42d. TOTAL CONTAINERS

STANDARD FORM 1499 (REV. 4/2002) BACK

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
AFR-RHG-05-C-0001

NAME OF OFFEROR OR CONTRACTOR

PARAGON SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
THIS IS A FIRM-FIXED PRICE LINE ITEM

0003

BASE YEAR: The contractor shall provide unarmed security guard services at AFRH-G for outside roving patrol in accordance with the Performance Work Statement for 2nd shift (1600-2400 local time) and for 3rd shift (0000-0800 local time) on Friday and Saturday only. Security guards shall be briefed prior to assuming their shift duties. The period of performance for the base period is 10/01/2004 to 01/31/2005.
Obligated Amount:  *

*

THIS IS A FIRM-FIXED PRICE LINE ITEM

0004

BASE YEAR: The Government may order additional gate and roving patrol service for special events, emergencies, extraordinary events, temporary construction gates, and other security needs that are not included in the core FFP requirements above in accordance with Clauses B.4, H.4, I.3, I-4, and PWS Paragraphs C2.22 and C3.41. Ceiling amount on IDIQ line item is $7500.00 per year and a total contract ceiling of $37,500. Funding of $100.00 is added to the contract amount for potential IDIQ taskings and will be deobligated in the event no task orders are issued. The period of performance for the base period is 10/01/2004 to 01/31/2005.
Obligated Amount:  *

*

THIS IS AN INDEFINITE DELIVERY, INDEFINITE QUANTITY LINE ITEM

0005

OPTION YEAR 1: The contractor shall provide unarmed security guard services at the main AFRH-G gate in accordance the Performance Work Statement on Sunday through Saturday, 24 hours per day, seven days per week (24/7). Security guards shall be briefed prior to assuming their shift duties. The period of performance for the option I period is 02/01/2005 to 01/31/2006.
Amount:  * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

NSN 7540-01-152-80?7	OPTIONAL FORM 338 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	AFR-RHG-05-C-0001	4		59
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
0006

OPTION YEAR 1: The contractor shall provide unarmed security guard services at AFRH-G for outside roving patrol in accordance with the Performance Work Statement for 1st shift (0800-1600 local time), Sunday through Saturday. Security guards shall be briefed prior to assuming their shift duties. The period of performance for the option I period is 02/01/2005 to 01/31/2006.
Amount :  * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

0007

OPTION YEAR 1: The contractor shall provide unarmed security guard services at AFRH-G for outside roving patrol in accordance the Performance Work Statement for 2nd shift (1600-2400 local time) and for 3rd shift (0000-0800 local time) on Friday and Saturday only. Security guards shall be briefed prior to assuming their shift duties. The period of performance for the option I period is 02/01/2005 to 01/31/2006.
Amount:  * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

0008

OPTION YEAR 1: The Government may order additional gate and roving patrol service for special events, emergencies, extraordinary events, temporary construction gates, and other security needs that are not included in the core FFP requirements above in accordance with Clauses B.4, H.4, I.3, I-4, and PWS Paragraphs C2.22 and C3.41. Ceiling amount on IDIQ line item is * per year and a total contract ceiling of *. The period of performance for the option I period is 02/01/2005 to 01/31/2006.
Amount:  * (Option Line Item)

THIS IS AN INDEFINITE DELIVERY, INDEFINITE QUANTITY LINE ITEM

0009	OPTION YEAR 2: The contractor shall provide unarmed security guard services at the main AFRH-G gate in accordance the Performance Work Statement on Sunday through Saturday, 24 hours

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	AFR-RHG-05-C-0001	5		59
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

per day, seven days per week (24/7).  Security guards shall be briefed prior to assuming their shift duties.  The period of performance for the option II period is 02/01/2006 to 01/31/2007.
Amount:  * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

0010

OPTION YEAR 2: The contractor shall provide unarmed security guard services at AFRH-G for outside roving patrol in accordance with the Performance Work Statement for 1st shift (0800-1600 local time), Sunday through Saturday.  Security guards shall be briefed prior to assuming their shift duties.  The period of performance for the option II period is 02/01/2006 to 01/31/2007.
Amount:  * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

0011

OPTION YEAR 2:  The contractor shall provide unarmed security guard services at AFRH-G for outside roving patrol in accordance the Performance Work Statement for 2nd shift (1600-2400 local time) and for 3rd shift (0000-0800 local time) on Friday and Saturday only.  Security guards shall be briefed prior to assuming their shift duties.  The period of performance for the option II period is 02/01/2006 to 01/31/2007.
Amount:  * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

0012

OPTION YEAR 2:  The Government may order additional gate and roving patrol service for special events, emergencies, extraordinary events, temporary construction gates, and other security needs that are not included in the core FFP requirements above in accordance with Clauses B.4, H.4, I.3, I-4, and PWS Paragraphs C2.22 and C3.41.  Ceiling amount on IDIQ line item is $7500.00 per year and a total contract ceiling of $37,500.  The period of performance for the option II period is 02/01/2006 to 01/31/2007.
Amount:  * (Option Line Item)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	AFR-RHG-05-C-0001	6		59
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
THIS IS AN INDEFINITE DELIVERY, INDEFINITE QUANTITY LINE ITEM

0013

OPTION YEAR 3: The contractor shall provide unarmed security guard services at the main AFRH-G gate in accordance the Performance Work Statement on Sunday through Saturday, 24 hours per day, seven days per week (24/7). Security guards shall be briefed prior to assuming their shift duties. The period of performance for the option III period is 02/01/2007 to 01/31/2008.
Amount:  * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

0014

OPTION YEAR 3: The contractor shall provide unarmed security guard services at AFRH-G for outside roving patrol in accordance with the Performance Work Statement for 1st shift (0800-1600 local time), Sunday through Saturday. Security guards shall be briefed prior to assuming their shift duties. The period of performance for the option III period is 02/01/2007 to 01/31/2008.
Amount:  * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

0015

OPTION YEAR 3: The contractor shall provide unarmed security guard services at AFRH-G for outside roving patrol in accordance the Performance Work Statement for 2nd shift (1600-2400 local time) and for 3rd shift (0000-0800 local time) on Friday and Saturday only. Security guards shall be briefed prior to assuming their shift duties. The period of performance for the option III period is 02/01/2007 to 01/31/2008.
Amount:  * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

0016	OPTION YEAR 3: The Government may order additional gate and roving patrol service for special events, emergencies, extraordinary events, temporary construction gates, and other

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	AFR-RHG-05-C-0001	7		59
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

security needs that are not included in the core FFP requirements above in accordance with Clauses B.4, H.4, I.3, I-4, and PWS Paragraphs C2.22 and C3.41. Ceiling amount on IDIQ line item is $7500.00 per year and a total contract ceiling of $37,500. The period of performance for the option III period is 02/01/2007 to 01/31/2008.
Amount :  * (Option Line Item)

THIS IS AN INDEFINITE DELIVERY, INDEFINITE QUANTITY LINE ITEM

0017

OPTION YEAR 4: The contractor shall provide unarmed security guard services at the main AFRH-G gate in accordance the Performance Work Statement on Sunday through Saturday, 24 hours per day, seven days per week (24/7). Security guards shall be briefed prior to assuming their shift duties. The period of performance for the option IV period is 02/01/2008 to 01/31/2009.
Amount:  * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

0018

OPTION YEAR 4: The contractor shall provide unarmed security guard services at AFRH-G for outside roving patrol in accordance with the Performance Work Statement for 1st shift (0800-1600 local time), Sunday through Saturday. Security guards shall be briefed prior to assuming their shift duties. The period of performance for the option IV period is 02/01/2008 to 01/31/2009.
Amount :  * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

0019

OPTION YEAR 4: The contractor shall provide unarmed security guard services at AFRH-G for outside roving patrol in accordance the Performance Work Statement for 2nd shift (1600-2400 local time) and for 3rd shift (0000-0800 local time) on Friday and Saturday only. Security guards shall be briefed prior to assuming their shift duties. The period of performance for the option IV period is 02/01/2008 to 01/31/2009...

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	O	F
	AFR-RHG-05-C-0001	8		59
NAME OF OFFEROR OR CONTRACTOR
PARAGON SYSTEMS INC

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
Amount: * (Option Line Item)

THIS IS A FIRM-FIXED PRICE LINE ITEM

0020

OPTION YEAR 4: The Government may order additional gate and roving patrol service for special events, emergencies, extraordinary events, temporary construction gates, and other security needs that are not included in the core FFP requirements above in accordance with Clauses B.4, H.4, I.3, I-4, and PWS Paragraphs C2.22 and C3.41.  Ceiling amount on IDIQ line item is $7500.00 per year and a total contract ceiling of $37,500.  The period of performance for the option IV period is 02/01/2008 to 01/31/2009.
Amount:  * (Option Line Item)

THIS IS AN INDEFINITE DELIVERY, INDEFINITE QUANTITY LINE ITEM
THE CONTRACTING OFFICER’S REPRESENTATIVE (COR) FOR THIS PROCUREMENT IS ROBERT LOCKE.  EMAIL ADDRESS IS ROBERT.LOCKE@AFRH.GOV.  PHONE NUMBER IS 228-897-4020.

INVOICING SHALL BE MONTHLY IN ARREARS.  INVOICING ON FIXED PRICED LINE ITEMS SHALL DIVIDE TOTAL AMOUNT BY THE NUMBER OF MONTHS IN THE PERIOD OF PERFORMANCE FOR THAT PERIOD AND BILL MONTHLY AMOUNTS FOR EACH LINE ITEMS.  IDIQ LINE ITEMS SHALL BE SEGREGATED ON THE INVOICE AND BILL PER TASK ORDER ON A MONTHLY BASIS.

Total amount of award: *.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.